UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Texas, LLC
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Second Amendment to the BMO Revolving Lease and Rental Credit Agreement

Effective August 4, 2026, Rush Truck Centres of Canada Limited (“RTC-Canada”), a subsidiary of Rush Enterprises, Inc. (the “Company”), and the Company, as guarantor, entered into the Second Amendment to the BMO Revolving Lease and Rental Credit Agreement (the “Second BMO Revolving Lease and Rental Credit Agreement Amendment”) with Bank of Montreal (“BMO”), which amended that certain BMO Revolving Lease and Rental Credit Agreement, dated as of July 15, 2022, among RTC-Canada, BMO and the Company, as guarantor (the “BMO Revolving Lease and Rental Credit Agreement”), as amended.

Pursuant to the terms of the Second BMO Revolving Lease and Rental Credit Agreement Amendment, the BMO Revolving Lease and Rental Credit Agreement was amended to extend the expiration date to December 31, 2029, and to remove the $20.0 million CAD accordion feature, which RTC-Canada determined it does not need.

The foregoing description of the Second BMO Revolving Lease and Rental Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Second BMO Revolving Lease and Rental Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Fifth Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement

Effective August 4, 2026, RTC-Canada and the Company, as guarantor, entered into the Fifth Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement (the “Fifth Amendment”) with BMO, which amended that certain Amended and Restated BMO Wholesale Financing and Security Agreement, dated as of July 15, 2022, among RTC-Canada, BMO and the Company, as guarantor (the “RTC-Canada Floor Plan Credit Agreement”), as amended.

Pursuant to the terms of the Fifth Amendment, the RTC-Canada Floor Plan Credit Agreement was amended to extend the expiration date to December 31, 2029.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	Second Amendment to the BMO Lease and Rental Credit Agreement, dated as of August 5, 2026, by and among RTC-Canada, the Company and BMO.

Exhibit 10.2	Fifth Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement, dated as of August 4, 2026, by and among RTC-Canada, the Company and BMO.

Exhibit 104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: August 5, 2026	By:	/s/ Michael Goldstone
Michael Goldstone
Senior Vice President, General Counsel and Corporate Secretary